UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2007

Commission File Number: 333 - 139994

LEXINGTON ENERGY SERVICES INC.
(Exact Name of Registrant as Specified in Charter)

Nevada
(state or other jurisdiction of incorporation or organization)

207 West Hastings Street, Suite 1209, Vancouver, British Columbia, Canada V6B 1H7
(Address of principal executive offices)

604-899-4550
Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 Departure of Principal Officers; Appointment of Principal Officers

On May 1, 2007 Larry Kristof, a member of the Board of Directors of Lexington Energy Services Inc. (the “Company”), notified the Company of his decision to resign his position as a director effective immediately. He also confirmed in a written notice his resignation as President, Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer, and Treasurer of the Company.

Mr. Kristof’s decision to resign as a director was not due to any disagreement with the Company on any matter relating to operations, policies or practices of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2007	LEXINGTON ENERGY SERVICES INC.
(Registrant)

	By :	/s/ Brent Nimeck
President, Chief Executive Officer,
Chief Operating Officer, Chief
Financial Officer, Chief Accounting
Officer